©2022 DISCOVER FINANCIAL SERVICES Exhibit 99.3 2Q22 Financial Results July 20, 2022

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, "Risk Factors" and “Management's Discussion & Analysis of Financial Condition and Results of Operations” in the company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, which is filed with the SEC and available at the SEC's website (www.sec.gov) and subsequent reports on Forms 8-K and 10-Q, including the Company's Current Report on Form 8-K filed today with the SEC. The Company does not undertake to update or revise forward-looking statements as more information becomes available. Notice 2

2Q22 Highlights 3 • 2Q22 Net Income of $1.1Bn; diluted EPS of $3.96 • Drivers of revenue growth continue to be robust: ◦ Loan growth reflects strong sales and new account growth partially offset by continued elevation in payment rates ◦ NIM expansion reflects higher prime rate and favorable funding mix, partially offset by increased promotional balances and higher funding costs • Credit performance remains solid: ◦ Delinquencies stable and losses rising modestly, reflecting slower than expected credit normalization ◦ Reserve increase largely reflected loan growth; coverage ratio declined by 31bps from the prior quarter to 6.8% ◦ Strength reflects through-the-cycle underwriting and focus on prime lending • Balance sheet and capital position are strong: ◦ SCB expected to decline 110bps, effectively lowering required CET1 to 7%, the lowest possible ratio ◦ Repurchased $601MM of common stock in 2Q22

• High inflation has not yet materially curbed consumer spending, but depletion of savings and worsening consumer sentiment could cause that to change • Most measures of the labor market remain healthy, which should continue to support the slow normalization of credit performance • Our balance sheet remains moderately asset sensitive Macroeconomic Outlook 4 Key Points Note(s) 1. Implied forwards as of 7/18/22 U3 Unemployment Rate (%) Core PCE Inflation Rate YoY (%) Fed Funds Effective Rate (%) (1)

• Revenue net of interest expense was $3.2Bn, down 10%, driven by $729MM equity gain in the prior year, partially offset by increased net interest income, higher net discount and interchange revenue and higher loan fee income • Net interest margin was 10.94%, up 26 bps primarily driven by higher prime rate and favorable funding mix, partially offset by increased promotional balances and higher funding costs • Provision for credit losses increased by $414MM primarily reflecting a $110MM reserve build in the current year compared to a $321MM release in the prior year, partially offset by a $27MM decrease in net charge-offs • Expenses were flat mainly reflecting higher marketing and employee compensation offset by lower other expense and lower information processing both driven by one-time items in the prior year quarter 2Q22 Summary Financial Results Key Points 5 $1,698 $311 $(666) $(414) $(1) $183 $1,111 2Q21 Net Income Net Interest Income Non- Interest Income Provision for Credit Losses Operating Expense Income Tax/ Capital Action 2Q22 Net Income Year-Over-Year Net Income & EPS ($MM, except EPS) 2Q22 $ 2,610 $ 614 $ 549 $ 1,223 $ 341 2Q21 $ 2,299 $ 1,280 $ 135 $ 1,222 $ 524 B/(W) $ 311 $ (666) $ (414) $ (1) $ 183 EPS $ 5.55 $ 0.78 $ (1.67) $ (1.04) $ — $ 0.34 $ 3.96

• NIM on loans was 10.94%, up 9bps QOQ as favorable loan yields were partially offset by higher funding costs • Total loan yield was up 20bps QOQ primarily driven by higher prime rate partially offset by higher promotional mix • The rate on average interest- bearing liabilities increased 18bps QOQ, driven by increased consumer deposit pricing • Consumer deposits were flat YOY and up 1% QOQ 2Q22 Net Interest Income Drivers 6 Key Points Note(s) 1. DTC and Affinity Deposits include checking and reflect both interest-bearing and non-interest bearing consumer deposits 10.68% 10.80% 10.81% 10.85% 10.94% 2Q21 3Q21 4Q21 1Q22 2Q22 NIM on Loans Loan Growth ($Bn) Funding Mix (%), Average Balance (1) Total Loans +13% YOY $68.9 $70.3 $74.4 $73.8 $79.2 $9.0 $9.4 $9.4 $9.6 $9.4$6.9 $6.9 $6.9 $6.9 $7.1 $2.9 $2.9 $3.0 $3.2 $3.5 Card +15% YOY Organic Student +4% YOY Personal +4% YOY Other + 21%% YOY 2Q21 3Q21 4Q21 1Q22 2Q22 66% 68% 68% 71% 70% 13% 12% 11% 11% 11% 11% 9% 10% 7% 9% 10% 11% 11% 11% 10% DTC and Affinity Deposits Brokered & Other Deposits Securitized Borrowing Unsecured Borrowing 2Q21 3Q21 4Q21 1Q22 2Q22 Total Loan Yield 11.79% 11.79% 11.75% 11.80% 12.00% Total Int. - Bearing Liab Rate 1.23% 1.19% 1.15% 1.18% 1.36%

# 2Q22 Revenue

**Year-Over-Year Revenue ($MM)**



$3,579
$311
$51
$(1)
$37
$3
$(771)
$15
$3,224
2Q21 Rev Net of Int Exp
Net Interest Income
Net Discount/ Interchange
Protection Products
Loan Fee Income
Transaction Processing
Gain/(Loss) on Equity Investments
Other Income
2Q22 Rev Net of Int Exp

| ($MM) | 2Q22 | 2Q21 | Inc / (Dec) $ | Inc / (Dec) % |
|---|---|---|---|---|
| Net Interest Income | 2,610 | 2,299 | 311 | 14% |
| Net Discount/Interchange Revenue | 390 | 339 | 51 | 15% |
| Protection Products Revenue | 42 | 43 | (1) | (2%) |
| Loan Fee Income | 142 | 105 | 37 | 35% |
| Transaction Processing Revenue | 61 | 58 | 3 | 5% |
| Realized/Unrealized Gain/(Loss) on Equity Investment | (42) | 729 | (771) | (123%) |
| Other Income | 21 | 6 | 15 | NM |
| Total Non-Interest Income | 614 | 1,280 | (666) | (52%) |
| Revenue Net of Interest Expense | $3,224 | $3,579 | $(355) | (10%) |

| | 2Q22 | 2Q21 | Change QOQ | Change YOY |
|---|---|---|---|---|
| Discover Card Sales Volume ($MM) | $53,860 | $45,460 | 16 % | 18% |
| Rewards Rate [(1)] | 1.37 % | 1.31 % | 1bps | 6bps |

**Note(s)**
1. Rewards rate represents credit card rewards cost divided by Discover Card sales volume

## Key Points

- Net interest income increased 14% primarily due to higher average receivables and net interest margin expansion
- Net discount and interchange revenue was up 15% driven by higher sales volume partially offset by increased rewards costs
- Loan fee income increased 35% primarily reflecting higher late fees
- The realized / unrealized loss primarily reflects mark-to-market adjustments on equity investments
- The rewards rate was up 6bps YOY driven by higher gas prices (5% promotional category in 2Q) and higher cashback match reflecting new account growth

7

Note(s) 1. Defined as reported total operating expense divided by revenue net of interest expense • Employee compensation increase was driven by higher headcount and higher average salaries and benefits • Marketing increased primarily due to investments in Card acquisition and Consumer Banking • Information processing decrease was driven by software write-offs in the prior year • Other expense decreased due to Diners impairment in the prior year 2Q22 Operating Expense Inc / (Dec) ($MM) 2Q22 2Q21 $ % Employee Compensation and Benefits $515 $498 17 3% Marketing and Business Development 254 175 79 45% Information Processing & Communications 121 145 (24) (17%) Professional Fees 189 187 2 1% Premises and Equipment 24 22 2 9% Other Expense 120 195 (75) (38%) Total Operating Expense $1,223 $1,222 $1 —% Operating Efficiency(1) 37.9% 34.1% 380 bps 8 Key PointsYear-Over-Year Expense ($MM) $1,222 $17 $79 $(24) $2 $(73) $1,223 2Q21 Expense Employee Comp Marketing Info Processing Professional Fees All Other 2Q22 Expense

• Credit card net charge-off rate decreased 44bps YOY reflecting strong credit performance in the portfolio • Student loan net charge-off rate increased but remains at low levels • Personal loan net charge-offs decreased 59bps YOY reflecting enhanced underwriting and elevated consumer liquidity • Delinquencies stable across all asset classes 2Q22 Key Credit Metrics 9 Key PointsChange 2Q21 1Q22 2Q22 QOQ YOY Credit Card Loans Ending Loan Balance ($MM) $68,886 $73,783 $79,237 7.4% 15.0% Net Principal Charge-off Rate 2.45% 1.84% 2.01% 17 bps (44) bps 30-Day Delinquency Rate 1.43% 1.77% 1.76% (1) bps 33 bps Private Student Loans Ending Loan Balance ($MM) $9,864 $10,314 $10,074 (2.3)% 2.1% Net Principal Charge-off Rate 0.53% 0.69% 1.08% 39 bps 55 bps 30-Day Delinquency Rate 1.34% 1.62% 1.66% 4 bps 32 bps Personal Loans Ending Loan Balance ($MM) $6,865 $6,904 $7,145 3.5% 4.1% Net Principal Charge-off Rate 1.80% 1.12% 1.21% 9 bps (59) bps 30-Day Delinquency Rate 0.69% 0.69% 0.63% (6) bps (6) bps Total Loans Ending Loan Balance ($MM) $87,674 $93,471 $99,301 6.2% 13.3% Net Principal Charge-off Rate 2.12% 1.61% 1.80% 19 bps (32) bps 30-Day Delinquency Rate 1.34% 1.64% 1.63% (1) bps 29 bps

10 ($MM) Credit Card Student Loans Personal Loans Other Total Loans Balance at December 31, 2021 $5,273 $843 $662 $44 $6,822 Reserve rate 7.09% 8.33% 9.54% N/A 7.28% Balance at March 31, 2022 $5,120 $870 $613 $44 $6,647 Reserve rate 6.94% 8.43% 8.88% N/A 7.11% Provision for credit losses 568 (11) (20) 2 539 Net Charge-offs 381 27 21 — 429 Balance at June 30, 2022 $5,307 $832 $572 $46 $6,757 Reserve rate 6.70% 8.26% 8.01% N/A 6.80% Total Loan Reserve Rate 8.01% 7.66% 7.28% 7.11% 6.80% 2Q21 3Q21 4Q21 1Q22 2Q22 Allowance for Credit Losses

11 Capital Return(3)Capital Position Common Equity Tier 1 (CET1) Capital Ratio(1) (%) TTM Payout Ratio(2) (%) Note(s) 1. Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule 2. Payout Ratio is displayed on a trailing twelve month basis. This represents the trailing twelve months’ Capital Return to Common Stockholders divided by the trailing twelve months’ Net Income Allocated to Common Stockholders 3. Quarterly dividend per share figures for 2017 through 2021 represent year-end levels 11.6% 11.1% 11.2% 13.1% 14.8% 14.2% 123% 93% 77% 76% 51% 82% 2017 2018 2019 2020 2021 2Q22 • The Common Equity Tier 1 ratio of 14.2% remains above our target of 10.5% • Repurchased $1.5 billion in common equity YTD Key Points $2.1 $2.1 $1.8 $0.3 $2.3 $1.5 $0.35 $0.40 $0.44 $0.44 $0.50 $0.60 2017 2018 2019 2020 2021 YTD 2022 Capital Position & Capital Return Trends Share Repurchases ($Bn) Quarterly Dividend per Share

12 Previous Current Loan Growth • Expect loan growth to be high single digits • Expect loan growth to be low teens Net Interest Margin • 5-15bps of upside for the full-year relative to 1Q22 (10.85%), with quarter-to-quarter variability • Unchanged Operating Expense • Expect total operating expense to be up mid-single digits • Unchanged Net Charge-offs • Expect full-year average net charge- off rate of 2.2-2.4% • Expect full-year average net charge- off rate of 1.9-2.1% Capital Management • Increased dividend to $0.60 and approved new $4.2Bn share repurchase plan expiring 6/30/23 • Temporarily suspending share repurchase program 2022 Perspective

Appendix

2Q22 Asset Yield & Liabilities Rate 2Q22 1Q22 2Q21 Interest-Earning Assets ($Bn) Avg Bal Yield Avg Bal Yield Avg Bal Yield Total Loans $95.7 12.00% $92.7 11.80% $86.3 11.79 % Other Interest-Earning Assets 14.5 1.44% 15.8 1.03% 27.7 0.76 % Total Interest-Earning Assets $110.2 10.61% $108.5 10.23% $114.0 9.11% 2Q22 1Q22 2Q21 Interest-Bearing Liabilities ($Bn) Avg Bal Rate Avg Bal Rate Avg Bal Rate Direct to Consumer Deposits (1) (2) $61.9 0.75% $61.5 0.62% $62.1 0.65 % Brokered Deposits and Other 10.0 2.28% 9.2 2.03% 11.9 2.35 % Interest Bearing-Deposits 71.9 0.97% 70.6 0.80% 74.0 0.92 % Borrowings 17.6 2.99% 17.9 2.68% 20.6 2.33 % Total Interest-Bearing Liabilities $89.5 1.36% $88.5 1.18% $94.6 1.23% 14 Note(s) 1. Includes Affinity relationships 2. Excludes checking which is a non-interest bearing deposit product

Credit Performance Trends

Total Company Loans


3.27
3.44
3.00
2.38
2.48
2.12
1.46
1.37
1.61
1.80
2.39
1.98
1.77
1.89
1.67
1.34
1.40
1.55
1.64
1.63
1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22
NCO rate (%)
30+ day DQ rate (%)

Credit Card Loans


3.65
3.90
3.45
2.63
2.80
2.45
1.65
1.50
1.84
2.01
2.62
2.17
1.91
2.07
1.85
1.43
1.48
1.66
1.77
1.76
1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans


1.75
1.57
1.49
1.39
1.20
1.34
1.55
1.55
1.62
1.66
0.68
0.62
0.58
0.71
0.53
0.53
0.68
0.80
0.69
1.08
1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22
NCO rate (%)
30+ day DQ rate (%)

Personal Loans


3.59
3.43
2.69
2.79
2.80
1.80
1.11
1.21
1.12
1.21
1.31
1.07
1.10
1.08
0.84
0.69
0.71
0.69
0.69
0.63
1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22
NCO rate (%)
30+ day DQ rate (%)

15

YOY YOY YOY YOY 2Q22 Payments Volume ($Bn) Discover Network • Discover Network volume was up 18% reflecting the increase in Discover card sales volume • PULSE volume flat YOY driven by receding spend on debit products related to the ending of federal stimulus programs • Diners volume was up 37% from the prior year reflecting improvement in global T&E spending • Network Partners was up 22% YOY driven by higher AribaPay volume Key Points $47.2 $49.4 $53.2 $48.1 $55.8 2Q21 3Q21 4Q21 1Q22 2Q22 $62.9 $59.9 $64.8 $59.8 $63.0 2Q21 3Q21 4Q21 1Q22 2Q22 $6.1 $6.5 $7.4 $7.2 $8.4 2Q21 3Q21 4Q21 1Q22 2Q22 $9.5 $10.4 $11.2 $10.7 $11.5 2Q21 3Q21 4Q21 1Q22 2Q22 Diners (1) PULSE Network Partners 18% —% 37% 22% Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 10% YOY 16